UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2010

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

August 31, 2010

Semi-Annual Report

Western Asset Managed High Income Fund Inc.

(MHY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Managed High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Additional shareholder information	25

Dividend reinvestment plan	26

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed High Income Fund Inc. for the six-month reporting period ended August 31, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 24, 2010

Western Asset Managed High Income Fund Inc.	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended August 31, 2010, several economic data points weakened toward the end of the reporting period.This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6% . A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0% . A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Starting with August, the manufacturing sector has expanded thirteen consecutive months. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July. However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, July and August, more than 475,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 175,000, 54,000 and 54,000 jobs in June, July and August, respectively. The unemployment rate also rose in August to 9.6%, versus 9.5% in July.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2%, 7.1% and 27% in May, June and July, respectively. Sales then rose 7.6% in August and the inventory of unsold homes was an 11.6 month supply at the current sales level, versus a 12.5 month supply in July. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.6% in July. This marked the fourth straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first seven weeks of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in September 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition, due to signs that economic growth was moderating toward the end of the reporting period, the Fed took further actions to spur the

IV	Western Asset Managed High Income Fund Inc.

Investment commentary (cont’d)

economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector outperformed equal-durationvi Treasuries during the majority of the first two months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. However, there was another bout of risk aversion in August, given fears that the economy may slip back into a recession.

Both short- and long-term U.S. Treasury yields fluctuated during the period, but generally moved lower. When the period began, two- and ten-year Treasury yields were 0.81% and 3.61%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on August 31, 2010, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively — their lows for the reporting period. For the six months ended August 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 5.81% .

The high-yield bond market was able to produce strong results during the reporting period. The asset class posted positive returns during each month except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 6.62% for the six months ended August 31, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 10.29% over the six months ended August 31, 2010.

Performance review

For the six months ended August 31, 2010, Western Asset Managed High Income Fund Inc. returned 6.64% based on its net asset value (“NAV”)x and 10.60% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 6.62% for the same period. The Lipper High Current Yield Closed-End Funds Category Averagexi returned 6.76% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.30 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of August 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of August 31, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$5.85 (NAV)	6.64%
$6.33 (Market Price)	10.60%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily

Western Asset Managed High Income Fund Inc.	V

NAV is available on-line under the symbol “XMHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

RISKS: As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2010

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset- backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

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Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) As a percent of total investments

†                  The bar graph above represents the composition of the Fund’s investments as of August 31, 2010 and February 28, 2010 and does not include derivatives, such as futures contracts and forward foreign currency contracts.  The Fund is actively managed.  As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

August 31, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 89.9%
Consumer Discretionary — 18.9%
Auto Components — 0.4%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	590,000		$606,225	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	226,204	(a)
Tenneco Inc., Senior Notes	7.750%	8/15/18	370,000		379,250	(a)
Total Auto Components					1,211,679
Automobiles — 1.3%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,060,000		1,119,085
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	615,000		645,893
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	2,440,000		793,000	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	1,860,000		585,900	(b)
Motors Liquidation Co., Senior Notes	7.125%	7/15/13	1,325,000		417,375	(b)
Total Automobiles					3,561,253
Diversified Consumer Services — 1.5%
Realogy Corp., Senior Notes	10.500%	4/15/14	2,000,000		1,640,000
Service Corp. International, Senior Notes	7.500%	4/1/27	195,000		178,669
Sotheby’s, Senior Notes	7.750%	6/15/15	610,000		622,200
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	1,435,000		1,517,512	(a)
Total Diversified Consumer Services					3,958,381
Hotels, Restaurants & Leisure — 7.4%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	410,000		346,450
CCM Merger Inc., Notes	8.000%	8/1/13	1,450,000		1,326,750	(a)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	600,000		588,000	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,030,000		988,800	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,690,000		1,227,362
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	575,000		578,594
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	270,000		2,052	(a)(b)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	2,007,000		1,309,567
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,039,000		1,595,517
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	935,000		1,005,125
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	2,375,000		1,050,938	(b)(c)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	490,000		449,575	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	585,000		609,863
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	50,000		50,125
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	1,550,000		1,429,875
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	1,110,000		974,025
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000		98,550
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	215,000		241,338
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	250,000		196,250
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,310,000		1,218,300	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	490,000		379,750
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,110,000		1,232,100

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	3

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	730,000	$768,325
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	60,000	58,350
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000	135,800	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	635,000	415,925
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	545,000	452,350	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	105,000	92,925	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	860,000	2,236	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,430,000	3,432	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	40,000	100	(b)(c)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., Secured Notes	7.750%	8/15/20	1,140,000	1,157,100	(a)
Total Hotels, Restaurants & Leisure				19,985,449
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	810,000	886,950
QVC Inc., Senior Secured Notes	7.375%	10/15/20	995,000	1,014,900	(a)
Total Internet & Catalog Retail				1,901,850
Media — 4.2%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	780,000	824,850
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	270,000	289,575
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	301,825	359,172
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,140,000	1,185,600	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,130,000	1,194,975	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	590,000	566,400	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	640,000	617,600	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000	61,500
DISH DBS Corp., Senior Notes	7.750%	5/31/15	210,000	220,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,520,000	1,592,200
Nielsen Finance LLC / Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	1,390,000	1,384,787
Regal Entertainment Group, Senior Notes	9.125%	8/15/18	360,000	370,800
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	750,000	751,875
Sun Media Corp., Senior Notes	7.625%	2/15/13	635,000	638,175
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	525,000	571,594	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000	428,962	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	330,000	354,338
Total Media				11,412,903
Multiline Retail — 0.7%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,092,386	1,111,503	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	725,000	663,375
Total Multiline Retail				1,774,878
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	6/1/16	1,770,000	1,800,975
American Greetings Corp., Senior Notes	7.375%	6/1/16	205,000	200,387
American Greetings Corp., Senior Notes	7.375%	6/1/16	160,000	150,400
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	670,000	721,925

See Notes to Financial Statements.

4	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,280,000	$2,154,600
Total Specialty Retail				5,028,287
Textiles, Apparel & Luxury Goods — 0.9%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,565,000	1,752,800
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	680,000	703,800
Total Textiles, Apparel & Luxury Goods				2,456,600
Total Consumer Discretionary				51,291,280
Consumer Staples — 1.9%
Beverages — 0.2%
Cott Beverages USA Inc., Senior Notes	8.125%	9/1/18	480,000	495,000	(a)
Food Products — 0.8%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	860,000	911,600	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	425,000	452,625
Michael Foods Inc., Senior Notes	9.750%	7/15/18	380,000	400,900	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	370,000	414,862	(a)
Total Food Products				2,179,987
Household Products — 0.3%
Spectrum Brands Holdings Inc., Senior Secured Notes	9.500%	6/15/18	900,000	948,375	(a)
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,470,000	1,547,175
Total Consumer Staples				5,170,537
Energy — 13.7%
Energy Equipment & Services — 2.1%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	1,135,000	1,242,825
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	690,000	702,075
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	990,000	965,250
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	560,000	512,400	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	1,215,000	1,260,563
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	904,500	(a)
Transocean Inc., Senior Notes	6.625%	4/15/11	300,000	300,055
Total Energy Equipment & Services				5,887,668
Oil, Gas & Consumable Fuels — 11.6%
Adaro Indonesia PT, Notes	7.625%	10/22/19	250,000	268,125	(a)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	2,420,000	2,347,400
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	700,000	775,250
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	765,000	803,250
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	420,000	423,675
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	200,000	199,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	345,000	343,275
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	270,000	286,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,090,000	1,162,212	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	1,543,542	1,431,635	(a)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	530,000	549,875
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	765,000	820,463

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	5

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
El Paso Corp., Senior Notes	8.250%	2/15/16	90,000	$98,550
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	840,000	866,200	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	1,040,000	1,008,921	(d)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	40,000	23,600	(a)(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	1,100,000	1,168,750
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	830,000	879,800	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	640,000	688,000
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,255,000	1,289,512	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	720,000	725,400	(a)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	320,000	317,600	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	245,000	189,875
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	520,000	408,200
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	905,000	929,887
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	750,000	821,250
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	310,000	320,463
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Senior Notes	8.250%	4/15/18	480,000	487,200
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	380,000	342,000	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	401,850	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	685,000	753,500
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	761,250
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	350,000	358,750
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	665,000	768,075
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	200,000	215,500
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	170,000	182,750
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	30,000	28,650	(a)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	1,680,000	1,614,900	(e)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	580,000	571,300
Teekay Corp., Senior Notes	8.500%	1/15/20	1,390,000	1,490,775
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	762,713
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,438,420
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	918,000	1,037,983	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	55,000	57,200
Total Oil, Gas & Consumable Fuels				31,419,684
Total Energy				37,307,352
Financials — 14.4%
Capital Markets — 1.0%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000	686,408
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	865,000	185,975	(b)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	1,820,000	1,824,550	(a)
Total Capital Markets				2,696,933
Commercial Banks — 2.8%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	650,000	569,464

See Notes to Financial Statements.

6	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	310,000		$318,525	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	200,000		201,500	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	209,243		202,181
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	678,739		648,196
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	3,628,235		3,429,814
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	640,000		671,200	(a)(d)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	900,000		909,000
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	590,000		608,991
Total Commercial Banks					7,558,871
Consumer Finance — 5.0%
Ally Financial Inc., Debentures	0.000%	6/15/15	2,610,000		1,742,175
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,160,000		991,353
Ally Financial Inc., Senior Notes	8.300%	2/12/15	40,000		41,700	(a)
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,990,000		1,980,050	(a)
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	590,000		686,613	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	3,965,000		4,690,230
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	575,649
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	890,000		817,697
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	2,360,000		2,068,273
Total Consumer Finance					13,593,740
Diversified Financial Services — 5.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	870,000		874,350
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	962,895		953,266	(a)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	65,000		66,398	(d)(f)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	450,000		468,000	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	680,000		738,650
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	180,000		188,100
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	820,000		852,800	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000		382,500	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	520,000		540,800	(a)(g)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,290,000		1,252,912
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000		953,187
International Lease Finance Corp., Notes	5.875%	5/1/13	320,000		306,400
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	750,000		758,438	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,551,500
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	230,000		236,325	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	1,040,000		1,119,300	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	840,000		867,300
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	320,000		323,200	(a)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	450,000		452,250
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	160,000		165,200	(a)
Total Diversified Financial Services					14,050,876

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	7

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000	$965,650
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000	367,200	(a)
Total Insurance				1,332,850
Total Financials				39,233,270
Health Care — 6.6%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	650,000	708,500
Biomet Inc., Senior Notes	11.625%	10/15/17	220,000	243,100
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	345,000	376,913	(e)
Total Health Care Equipment & Supplies				1,328,513
Health Care Providers & Services — 5.8%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	690,000	693,450	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,135,000	2,009,569
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	1,796,856
HCA Inc., Notes	7.690%	6/15/25	490,000	453,862
HCA Inc., Senior Notes	6.250%	2/15/13	25,000	25,125
HCA Inc., Senior Secured Notes	7.875%	2/15/20	1,890,000	2,045,925
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	310,000	303,800	(a)
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	510,000	512,550
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	500,000	535,000	(g)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,257,000	1,420,410	(g)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	158,000	171,628	(g)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	320,000	274,400	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	1,190,000	1,201,900	(e)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	2,474,000	2,319,375	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	1,055,000	1,097,200
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	850,000	838,312
Total Health Care Providers & Services				15,699,362
Health Care Technology — 0.3%
Multiplan Inc., Senior Notes	9.875%	9/1/18	980,000	987,350	(a)
Total Health Care				18,015,225
Industrials — 10.8%
Aerospace & Defense — 1.7%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	1,195,000	1,251,763	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	630,000	653,625
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,040,000	1,107,600	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,605,000	1,584,937	(a)
Total Aerospace & Defense				4,597,925
Airlines — 3.1%
Air Canada, Senior Secured Notes	9.250%	8/1/15	470,000	462,950	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	162,861	155,532
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	115,000	120,750
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	123,635	124,253

See Notes to Financial Statements.

8	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,274,505	$1,258,574
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	1,000,000	995,000	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,955,000	2,991,938	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	430,000	440,750
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	361,091	379,145
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	749,078	733,347
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	400,000	431,000	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	410,000	437,675	(a)
Total Airlines				8,530,914
Building Products — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	395,200	212,420	(a)(c)
Commercial Services & Supplies — 1.8%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,020,000	1,127,100
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	118,200	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,570,000	1,509,162	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	440,000	456,500	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	980,000	1,014,300	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	520,000	569,400	(a)
Total Commercial Services & Supplies				4,794,662
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	830,000	680,600	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	909,500
Machinery — 0.2%
Mueller Water Products Inc., Senior Notes	8.750%	9/1/20	450,000	454,500	(a)
Marine — 0.4%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	1,330,000	1,170,400	(a)
Road & Rail — 2.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	281,000	289,079
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	470,000	485,275
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	471,000	566,966
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	2,190,000	2,337,825	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	136,000	164,900
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	140,000	150,150
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,344,000	1,464,960
Total Road & Rail				5,459,155
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	470,000	478,813	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	280,000	282,100	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	835,000	822,475
Total Trading Companies & Distributors				1,583,388

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	9

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 0.4%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,000,000		$982,500	(a)
Total Industrials					29,375,964
Information Technology — 3.1%
Electronic Equipment, Instruments & Components — 0.7%
NXP BV / NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,830,000		1,894,050	(a)
IT Services — 1.5%
Ceridian Corp., Senior Notes	12.250%	11/15/15	899,925		823,431	(e)
Fidelity National Information Services Inc., Senior Notes	7.625%	7/15/17	280,000		293,300	(a)
Fidelity National Information Services Inc., Senior Notes	7.875%	7/15/20	400,000		422,000	(a)
First Data Corp., Senior Notes	5.625%	11/1/11	150,000		131,250
First Data Corp., Senior Notes	10.550%	9/24/15	2,695,040		2,041,493	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	460,000		443,900	(a)
Total IT Services					4,155,374
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	400,000		403,000	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,260,000		1,039,500
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	219,555		204,736	(e)
Total Semiconductors & Semiconductor Equipment					1,647,236
Software — 0.3%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	620,000		639,375	(a)
Total Information Technology					8,336,035
Materials — 7.3%
Chemicals — 2.8%
Ashland Inc., Senior Notes	9.125%	6/1/17	1,950,000		2,237,625
CF Industries Inc., Senior Notes	6.875%	5/1/18	120,000		126,600
CF Industries Inc., Senior Notes	7.125%	5/1/20	510,000		548,250
FMC Finance III SA, Senior Notes	6.875%	7/15/17	1,170,000		1,225,575
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	735,000		765,319	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	700,000		711,375	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	582,000	EUR	751,376	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	585,000		628,875
Solutia Inc., Senior Notes	7.875%	3/15/20	740,000		777,000
Total Chemicals					7,771,995
Containers & Packaging — 1.7%
Ball Corp., Senior Notes	6.625%	3/15/18	190,000		195,700
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	1,830,000		1,692,750	(a)
Graham Packaging Co. L.P., Senior Subordinated Notes	9.875%	10/15/14	210,000		214,725
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	425,000		0	(b)(c)(g)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,095,000		1,112,794
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,220,000		1,241,350	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	100,000		101,750	(a)(c)
Total Containers & Packaging					4,559,069

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 0.4%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	195,000	$207,187
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	1,720,000	799,800	(a)
Total Metals & Mining				1,006,987
Paper & Forest Products — 2.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,192,000	1,644,000	(a)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	830,000	913,000	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,490,000	1,218,075
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	340,000	384,382	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	240,000	220,500
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,565,000	1,658,900
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	385,000	372,487
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	160,000	128,800
Total Paper & Forest Products				6,540,144
Total Materials				19,878,195
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 4.4%
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	40,000	43,800	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	175,000	130,375
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	670,000	67	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,350,000	1,390,500	(a)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	1,045,000	1,089,412
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	125,000	133,906
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	30,000	32,438
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	2,340,000	2,533,050
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	600,000	520,500
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	110,000	116,050	(a)
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	485,000	523,800	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,035,000	1,081,575
Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes	7.750%	2/15/15	820,000	845,067
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	800,000	848,000	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	700,000	773,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	711,441	739,899	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,190,000	1,234,625
Total Diversified Telecommunication Services				12,036,564
Wireless Telecommunication Services — 3.4%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	1,390,000	1,442,125
Sprint Capital Corp., Global Notes	6.900%	5/1/19	510,000	481,950
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	350,000	371,875
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	350,000	294,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,225,000	5,061,719
True Move Co., Ltd., Notes	10.750%	12/16/13	1,370,000	1,453,912	(a)
Total Wireless Telecommunication Services				9,105,581
Total Telecommunication Services				21,142,145

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	11

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 5.4%
Electric Utilities — 1.2%
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,450,000	$1,511,625
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	2,685,000	1,725,112
Total Electric Utilities				3,236,737
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	775,150
Independent Power Producers & Energy Traders — 3.9%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,020,000	1,027,650	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	145,600
Edison Mission Energy, Senior Notes	7.750%	6/15/16	360,000	266,850
Edison Mission Energy, Senior Notes	7.625%	5/15/27	545,000	347,437
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	2,411,000	1,446,600
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	199,499	96,757	(e)
Energy Future Intermediate Holding Co. LLC / EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,549,427	1,496,719
Foresight Energy LLC / Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,270,000	2,264,325	(a)
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	210,000	190,575
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,565,000	1,410,456
Mirant Mid-Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	526,119	573,470
NRG Energy Inc., Senior Notes	7.250%	2/1/14	1,340,000	1,370,150
NRG Energy Inc., Senior Notes	7.375%	1/15/17	45,000	45,450
Total Independent Power Producers & Energy Traders				10,682,039
Total Utilities				14,693,926
Total Corporate Bonds & Notes (Cost — $240,519,776)				244,443,929
Collateralized Senior Loans — 3.1%
Consumer Discretionary — 0.8%
Auto Components — 0.4%
Allison Transmission Inc., Term Loan B	3.040%	8/7/14	1,060,885	980,845	(h)
Media — 0.4%
Newsday LLC, Term Loan	10.500%	8/1/13	1,000,000	1,067,500	(h)
Total Consumer Discretionary				2,048,345
Energy — 0.5%
Energy Equipment & Services — 0.5%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	1,607,130	1,325,882	(c)(h)
Financials — 0.6%
Real Estate Management & Development — 0.6%
Realogy Corp., Term Loan	13.500%	10/15/17	1,500,000	1,594,999	(h)
Industrials — 0.1%
Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.260 - 2.533%	3/26/14	383,131	307,037	(h)
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.3%
Level 3 Communications Inc., Term Loan	11.500%	3/13/14	750,000	813,048	(h)

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

August 31, 2010

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.6%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	1,690,000	$1,678,762	(g)(h)
Total Telecommunication Services				2,491,810
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan B3	3.795 - 4.033%	10/10/14	666,573	505,096	(h)
Total Collateralized Senior Loans (Cost — $8,383,246)				8,273,169
Convertible Bonds & Notes — 0.7%
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes (Cost — $1,851,219)	4.250%	8/15/12	2,100,000	1,774,500

			Shares
Common Stocks — 1.3%
Consumer Discretionary — 1.1%
Media — 1.1%
Charter Communications Inc.			57,830	1,980,677	*(g)
Charter Communications Inc., Class A Shares			24,399	835,666	*
Dex One Corp.			2,646	22,544	*
SuperMedia Inc.			755	6,821	*
Total Consumer Discretionary				2,845,708
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			5,434	108,675	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			122	54,906	(c)(g)
Nortek Inc.			1,738	72,142	*
Total Industrials				127,048
Materials — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			39,139	508,807	*
Total Common Stocks (Cost — $4,333,069)				3,590,238
Convertible Preferred Stocks — 0.9%
Financials — 0.9%
Diversified Financial Services — 0.9%
Bank of America Corp.	7.250%		1,820	1,729,000
Citigroup Inc.	7.500%		5,667	648,588
Total Convertible Preferred Stocks (Cost — $2,372,776)				2,377,588
Preferred Stocks — 1.2%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Saturns, Series F 2003-5	8.125%		2,265	56,081
Financials — 1.2%
Commercial Banks — 0.3%
Banesto Holdings Ltd.	10.500%		32,000	834,000	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	13

Western Asset Managed High Income Fund Inc.

Security	Rate		Shares	Value
Diversified Financial Services — 0.9%
Citigroup Capital XII	8.500%		89,350	$2,338,290	(d)
Total Financials				3,172,290
Total Preferred Stocks (Cost — $3,078,968)				3,228,371

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	891	9	*(c)(g)
Charter Communications Inc.		11/30/14	1,790	9,845	*
Nortek Inc.		12/7/14	3,364	31,958	*
SemGroup Corp.		11/30/14	5,720	24,309	*
Turbo Beta Ltd.		11/1/14	1	0	*(c)(g)
Total Warrants (Cost — $46,471)				66,121
Total Investments Before Short-Term Investments (Cost — $260,585,525)				263,753,916

		Maturity Date	Face Amount†
Short-Term Investments — 1.2%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $98,835)	0.240%	5/9/11	99,000	98,869	(i)(j)
Repurchase Agreements — 1.2%
Morgan Stanley tri-party repurchase agreement dated 8/31/10; Proceeds at maturity — $3,233,021; (Fully collateralized by U.S. government agency obligations, 4.625% due 5/1/13; Market value — $3,298,744) (Cost — $3,233,000)	0.230%	9/1/10	3,233,000	3,233,000
Total Short-Term Investments (Cost — $3,331,835)				3,331,869
Total Investments — 98.3% (Cost — $263,917,360#)				267,085,785
Other Assets in Excess of Liabilities — 1.7%				4,746,418
Total Net Assets — 100.0%				$271,832,203

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of August 31, 2010.
(c)	Illiquid security.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2010.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

August 31, 2010

Assets:
Investments, at value (Cost — $263,917,360)	$267,085,785
Foreign currency, at value (Cost — $64,550)	63,623
Cash	880
Interest receivable	5,404,274
Receivable for securities sold	1,654,871
Receivable from broker — variation margin on open futures contracts	13,904
Unrealized appreciation on forward currency contracts	10,300
Prepaid expenses	29,795
Total Assets	274,263,432

Liabilities:
Payable for securities purchased	2,180,235
Investment management fee payable	186,159
Directors’ fees payable	699
Accrued expenses	64,136
Total Liabilities	2,431,229
Total Net Assets	$271,832,203

Net Assets:
Par value ($0.001 par value; 46,488,382 shares issued and outstanding; 500,000,000 shares authorized) (Note 5)	$ 46,488
Paid-in capital in excess of par value	368,573,641
Undistributed net investment income	3,939,989
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(103,892,469)
Net unrealized appreciation on investments, futures contracts and foreign currencies	3,164,554
Total Net Assets	$271,832,203

Shares Outstanding	46,488,382

Net Asset Value	$5.85

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended August 31, 2010

Investment Income:
Interest	$13,578,229
Dividends	209,952
Total Investment Income	13,788,181

Expenses:
Investment management fee (Note 2)	1,098,621
Transfer agent fees	37,481
Directors’ fees	33,036
Legal fees	29,810
Audit and tax	23,582
Shareholder reports	22,660
Stock exchange listing fees	17,301
Insurance	3,582
Custody fees	3,296
Miscellaneous expenses	2,753
Total Expenses	1,272,122
Net Investment Income	12,516,059

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	5,549,995
Futures contracts	26,492
Foreign currency transactions	48,694
Net Realized Gain	5,625,181
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(857,525)
Futures contracts	(15,742)
Foreign currencies	9,885
Change in Net Unrealized Appreciation (Depreciation)	(863,382)
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	4,761,799
Increase in Net Assets from Operations	$17,277,858

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2010 (unaudited) and the Year Ended February 28, 2010	August 31	February 28

Operations:
Net investment income	$ 12,516,059	$ 27,928,797
Net realized gain (loss)	5,625,181	(34,055,662)
Change in net unrealized appreciation (depreciation)	(863,382)	111,351,707
Increase in Net Assets From Operations	17,277,858	105,224,842

Distributions to Shareholders From (Note 1):
Net investment income	(13,916,121)	(27,228,527)
Decrease in Net Assets From Distributions to Shareholders	(13,916,121)	(27,228,527)

Fund Share Transactions:
Reinvestment of distributions (168,866 and 499,780 shares reissued, respectively)	1,004,492	2,574,613
Increase in Net Assets From Fund Share Transactions	1,004,492	2,574,613
Increase in Net Assets	4,366,229	80,570,928

Net Assets:
Beginning of period	267,465,974	186,895,046
End of period*	$271,832,203	$267,465,974
* Includes undistributed net investment income of:	$3,939,989	$5,340,051

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	17

Financial highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2010[1]	2010	2009	2008[2]	2007	2006
Net asset value, beginning of period	$5.77	$4.08	$6.21	$7.19	$6.94	$7.20

Income (loss) from operations:
Net investment income	0.27	0.61	0.59	0.55	0.54	0.50
Net realized and unrealized gain (loss)	0.11	1.67	(2.16)	(0.99)	0.21	(0.26)
Total income (loss) from operations	0.38	2.28	(1.57)	(0.44)	0.75	0.24

Less distributions from:
Net investment income	(0.30)	(0.59)	(0.56)	(0.54)	(0.50)	(0.50)
Total distributions	(0.30)	(0.59)	(0.56)	(0.54)	(0.50)	(0.50)

Net asset value, end of period	$5.85	$5.77	$4.08	$6.21	$7.19	$6.94

Market price, end of period	$6.33	$6.02	$4.11	$5.60	$6.96	$6.16
Total return, based on NAV[3,4]	6.64%	58.43%	(26.43)%	(5.86)%	12.11%	4.49%
Total return, based on Market Price[4]	10.60%	64.09%	(17.81)%	(12.30)%	22.27%	2.89%

Net assets, end of period (millions)	$272	$267	$187	$283	$328	$317

Ratios to average net assets:
Gross expenses	0.93%[5]	0.98%	0.96%	0.90%	0.97%[6]	1.11%
Net expenses[7]	0.93 [5]	0.98	0.96	0.90	0.94 [6,8]	1.11 [8]
Net investment income	9.11 [5]	11.68	10.92	8.04	7.56	7.21

Portfolio turnover rate	52%	87%	54%	58%	67%	33%

1  For the six months ended August 31, 2010 (unaudited).

2  For the year ended February 29, 2008.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  Annualized.

6  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91%.

7  The impact of compensating balance arrangements, if any, was less than 0.01%.

8  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	19

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$243,903,129	$ 540,800	$244,443,929
Collateralized senior loans	—	6,594,407	1,678,762	8,273,169
Convertible bonds & notes	—	1,774,500	—	1,774,500
Common stocks:
Consumer discretionary	$ 865,031	1,980,677	—	2,845,708
Industrials	72,142	—	54,906	127,048
Other common stocks	617,482	—	—	617,482
Convertible preferred stocks	2,377,588	—	—	2,377,588
Preferred stocks	2,394,371	834,000	—	3,228,371
Warrants	9,845	56,267	9	66,121
Total long-term investments	$6,336,459	$255,142,980	$2,274,477	$263,753,916
Short-term investments†	—	3,331,869	—	3,331,869
Total investments	$6,336,459	$258,474,849	$2,274,477	$267,085,785
Other financial instruments:
Futures contracts	(12,719)	—	—	(12,719)
Forward foreign currency contracts	—	10,300	—	10,300
Total other financial instruments	$ (12,719)	$ 10,300	—	$ (2,419)
Total	$6,323,740	$258,485,149	$2,274,477	$267,083,366

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds &	Collateralized	Common Stocks
Investments In Securities	Notes	Senior Loans	Industrials	Warrants	Total
Balance as of February 28, 2010	$ 0	—	—	$ 42,900	$ 42,900
Accrued premiums/discounts	—	$ 71	—	—	71
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	20,800	(71)	$54,906	(10,933)	64,702
Net purchases (sales)	520,000	1,678,762	0	—	2,198,762
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	(31,958)	(31,958)
Balance as of August 31, 2010	$540,800	$1,678,762	$54,906	$ 9	$2,274,477
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2010[1]	$ 20,800	$ (71)	$54,906	—	$ 75,635

1  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued

20	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	21

dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

22	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended August 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$138,923,018
Sales	140,441,193

At August 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 16,893,114
Gross unrealized depreciation	(13,724,689)
Net unrealized appreciation	$ 3,168,425

At August 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	25	12/10	$ 3,578,027	$ 3,614,844	$ 36,817
Contracts to Sell:
U.S. Treasury 5-Year Notes	100	12/10	11,982,495	12,032,031	(49,536)
Net unrealized loss on open futures contracts					$(12,719)

At August 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro Currency	Citibank, N.A.	578,467	$732,971	11/24/10	$10,300

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report	23

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures Contracts[2]	$36,817	—	$36,817
Forward Foreign Currency Contracts	—	$10,300	10,300
Total	$36,817	$10,300	$47,117

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures Contracts[2]	$49,536	—	$49,536

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures Contracts	$26,492	—	$26,492
Forward Foreign Currency Contracts	—	$44,001	44,001
Total	$26,492	$44,001	$70,493

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures Contracts	$(15,742)	—	$(15,742)
Forward Foreign Currency Contracts	—	$11,298	11,298
Total	$(15,742)	$11,298	$ (4,444)

During the six months ended August 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$ 749,435
Futures contracts (to buy)	3,255,469
Futures contracts (to sell)	11,740,179

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent

24	Western Asset Managed High Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Capital shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the six months ended August 31, 2010, the Fund did not repurchase shares.

6. Distributions subsequent to August 31, 2010

On August 16, 2010, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0500 per share, payable on September 24, 2010, October 29, 2010 and November 26, 2010 to shareholders of record on September 17, 2010, October 22, 2010 and November 19, 2010, respectively.

7. Capital loss carryforward

As of February 28, 2010, the Fund had a net capital loss carryforward of approximately $93,375,949, of which $38,635,215 expires in 2011, $4,980,975 expires in 2012, $14,045,166 expires in 2017 and $35,714,593 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Western Asset Managed High Income Fund Inc.	25

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Managed High Income Fund Inc. was held on June 23, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Paolo M. Cucchi	40,975,378	3,459,349
William R. Hutchinson	40,951,113	3,483,614

At August 31, 2010, in addition to Paolo M. Cucchi and William R. Hutchinson, the Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken, CFA
Riordan Roett
Jeswald W. Salacuse

26	Western Asset Managed High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Western Asset Managed High Income Fund Inc.	27

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Western Asset

Managed High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Protection Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Managed High Income Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

MHY

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•                  Information we receive from you on applications and forms, via the telephone, and through our websites;

•                  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•                  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010337 10/10 SR10-1195

ITEM 2.                          CODE OF ETHICS.

Not applicable.

ITEM 3.                          AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                          AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                          SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                          PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                    CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                    EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	October 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Managed High Income Fund Inc.

Date:	October 27, 2010

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Managed High Income Fund Inc.

Date:	October 27, 2010